                  OLYMPIC AUTOMOBILE RECEIVABLES TRUST 1997 - A


                         MONTHLY SERVICER'S CERTIFICATE




      Accounting Date:                                     April 30, 2001
                                                --------------------------
      Determination Date:                                     May 7, 2001
                                                --------------------------
      Distribution Date:                                     May 15, 2001
                                                --------------------------
      Monthly Period Ending:                               April 30, 2001
                                                --------------------------


      This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of March 1, 1997, among Olympic Automobile Receivables Trust, 1997-A (the "Trust"), Olympic Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

      Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.

 I.   Collection Account Summary

      Available Funds:
                   Payments Received                                                            $6,670,587.79
                   Liquidation Proceeds (excluding Purchase Amounts)                              $310,661.21
                   Current Monthly Advances                                                         62,013.21
                   Amount of withdrawal, if any, from the Spread Account                          $320,753.37
                   Monthly Advance Recoveries                                                     ($69,255.09)
                   Purchase Amounts-Warranty and Administrative Receivables                             $0.00
                   Purchase Amounts - Liquidated Receivables                                            $0.00
                   Income from investment of funds in Trust Accounts                               $24,256.28
                                                                                            ------------------
      Total Available Funds                                                                                         $7,319,016.77
                                                                                                                 =================

      Amounts Payable on Distribution Date:
                   Reimbursement of Monthly Advances                                                    $0.00
                   Backup Servicer Fee                                                                  $0.00
                   Basic Servicing Fee                                                             $87,604.07
                   Trustee and other fees                                                               $0.00
                   Class A-1 Interest Distributable Amount                                              $0.00
                   Class A-2 Interest Distributable Amount                                              $0.00
                   Class A-3 Interest Distributable Amount                                              $0.00
                   Class A-4 Interest Distributable Amount                                         $56,290.16
                   Class A-5 Interest Distributable Amount                                        $471,296.67
                   Noteholders' Principal Distributable Amount                                  $5,896,082.14
                   Certificate Holders Interest Distributable Amount                               $65,164.10
                   Certificate Holders Principal Distributable Amount                             $742,579.62
                   Amounts owing and not paid to Security Insurer under
                                     Insurance Agreement                                                $0.00
                   Supplemental Servicing Fees (not otherwise paid to Servicer)                         $0.00
                   Spread Account Deposit                                                               $0.00
                                                                                            ------------------
      Total Amounts Payable on Distribution Date                                                                    $7,319,016.77
                                                                                                                 =================


                                 Page 1 (1997-A)

 II.    Available Funds

        Collected Funds (see V)
                                      Payments Received                                         $6,670,587.79
                                      Liquidation Proceeds (excluding
                                         Purchase Amounts)                                        $310,661.21        $6,981,249.00
                                                                                            ------------------

        Purchase Amounts                                                                                                     $0.00

        Monthly Advances
                                      Monthly Advances - current Monthly Period (net)              ($7,241.88)
                                      Monthly Advances - Outstanding Monthly
                                         Advances not otherwise reimbursed to the
                                         Servicer                                                       $0.00           ($7,241.88)
                                                                                            ------------------

        Income from investment of funds in Trust Accounts                                                               $24,256.28
                                                                                                                  -----------------

        Available Funds                                                                                              $6,998,263.40
                                                                                                                  =================

III.    Amounts Payable on Distribution Date

        (i)(a)      Taxes due and unpaid with respect to the Trust
                    (not otherwise paid by OFL or the Servicer)                                                              $0.00

        (i)(b)      Outstanding Monthly Advances (not otherwise reimbursed
                    to Servicer and to be reimbursed on the Distribution Date)                                               $0.00

        (i)(c)      Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                                          $0.00

        (ii)        Accrued and unpaid fees (not otherwise paid by OFL or the
                    Servicer):
                                      Owner Trustee                                                     $0.00
                                      Administrator                                                     $0.00
                                      Indenture Trustee                                                 $0.00
                                      Indenture Collateral Agent                                        $0.00
                                      Lockbox Bank                                                      $0.00
                                      Custodian                                                         $0.00
                                      Backup Servicer                                                   $0.00
                                      Collateral Agent                                                  $0.00                $0.00
                                                                                            ------------------

        (iii)(a)   Basic Servicing Fee (not otherwise paid to Servicer)                                                 $87,604.07

        (iii)(b)   Supplemental Servicing Fees (not otherwise paid to Servicer)                                              $0.00

        (iii)(c)   Servicer reimbursements for mistaken deposits or postings of checks
                   returned for insufficient funds (not otherwise reimbursed to Servicer)                                    $0.00

        (iv)       Class A-1 Interest Distributable Amount                                                                   $0.00
                   Class A-2 Interest Distributable Amount                                                                   $0.00
                   Class A-3 Interest Distributable Amount                                                                   $0.00
                   Class A-4 Interest Distributable Amount                                                              $56,290.16
                   Class A-5 Interest Distributable Amount                                                             $471,296.67

        (v)        Noteholders' Principal Distributable Amount
                                     Payable to Class A-1 Noteholders                                                        $0.00
                                     Payable to Class A-2 Noteholders                                                $5,896,082.14
                                     Payable to Class A-3 Noteholders                                                        $0.00
                                     Payable to Class A-4 Noteholders                                                        $0.00
                                     Payable to Class A-5 Noteholders                                                        $0.00

        (vi)       Certificate Holders Interest Distributable Amount                                                    $65,164.10

        (vii)      Unpaid principal balance of the Class A-1 Notes after deposit to the Note Distribution Account of any funds in the Class
                   A-1 Holdback Subaccount (applies only on the Class A-1 Final
                   Scheduled Distribution Date)                                                                              $0.00

        (viii)     Certificate Principal Distributable Amount                                                          $742,579.62

        (ix)       Amounts owing and not paid to Security Insurer under Insurance Agreement                                  $0.00
                                                                                                                  -----------------

                   Total amounts payable on Distribution Date                                                        $7,319,016.77
                                                                                                                  =================


                                 Page 2 (1997-A)

IV. Calculation of Credit Enhancement Fee ("Spread Account Deposit"); withdrawal from Reserve Account; Deficiency Claim Amount; Pre-Funding Account Shortfall and Class A-1 Maturity Shortfall

      Spread Account deposit:

                  Amount of excess, if any, of Available Funds over total amounts payable
                  (or amount of such excess up to the Spread Account Maximum Amount)                                      $0.00

      Reserve Account Withdrawal on any Determination Date:

                  Amount of excess, if any, of total amounts payable over Available Funds
                  (excluding amounts payable under item (vii) of Section III)                                             $0.00

                  Amount available for withdrawal from the Reserve Account (excluding the
                  Class A-1 Holdback Subaccount), equal to the difference between the amount on deposit in the Reserve Account and the Requisite Reserve
                  Amount (amount on deposit in the Reserve Account calculated taking into account any withdrawals from or deposits to the Reserve Account in
                  respect of transfers of Subsequent Receivables)                                                         $0.00

                  (The amount of excess of the total amounts payable (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account
                  (excluding the Class A-1 Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection Account.)

                  Amount of withdrawal, if any, from the Reserve Account                                                  $0.00

      Reserve Account Withdrawal on Determination Date for Class A-1 Final Scheduled Distribution
      Date:

                  Amount by which (a) the remaining principal balance of the Class A-1
                  Notes exceeds (b) Available Funds after payment of amounts set forth in
                  item (v) of Section III                                                                                 $0.00

                  Amount available in the Class A-1 Holdback Subaccount                                                   $0.00

                  (The amount by which the remaining principal balance of the Class A-1
                  Notes exceeds Available Funds (after payment of amount set forth in item
                  (v) of Section III) shall be withdrawn by the Indenture Trustee from the
                  Class A-1 Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback Subaccount, and deposited in the
                  Note Distribution Account for payment to the Class A-1 Noteholders)

                  Amount of withdrawal, if any, from the Class A-1 Holdback Subaccount                                    $0.00

      Deficiency Claim Amount:

                  Amount of excess, if any, of total amounts payable over funds available for withdrawal from Reserve Amount, the Class A-1 Holdback Subaccount
                  and Available Funds                                                                                     $0.00

                  (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class
                  A-1 Notes after giving effect to payments made under items (v) and (vii)
                  of Section III and pursuant to a withdrawal from the Class A-1 Holdback
                  Subaccount)

      Pre-Funding Account Shortfall:

                  Amount of excess, if any, on the Distribution Date on or immediately following the end of the Funding Period, of (a) the sum of the Class A-1
                  Prepayment Amount, the Class A-2 Prepayment Amount, the Class A-3
                  Prepayment Amount, the Class A-4 Prepayment Amount, and the Class A-5
                  Prepayment Amount over (b) the amount on deposit in the Pre-Funding Account                             $0.00

      Class A-1 Maturity Shortfall:

                  Amount of excess, if any, on the Class A-1 Final Scheduled Distribution
                  Date, of (a) the unpaid principal balance of the Class A-1 Notes over
                  (b) the sum of the amounts deposited in the Note Distribution Account under item (v) and (vii) of Section III or pursuant to a withdrawal from
                  the Class A-1 Holdback Subaccount.                                                                      $0.00

      (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or Class A-1
      Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the
      Collateral Agent, the Security Insurer, the Fiscal Agent, if any, the Owner Trustee and
      the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account Shortfall
      or the Class A-1 Maturity Shortfall.)


                                 Page 3 (1997-A)

 V.      Collected Funds

         Payments Received:
                          Supplemental Servicing Fees                                                      $0.00
                          Amount allocable to interest                                             $1,204,257.19
                          Amount allocable to principal                                            $5,466,330.60
                          Amount allocable to Insurance Add-On Amounts                                     $0.00
                          Amount allocable to Outstanding Monthly Advances (reimbursed
                             to the Servicer prior to deposit in the Collection Account)                   $0.00
                                                                                               ------------------

         Total Payments Received                                                                                     $6,670,587.79

         Liquidation Proceeds:
                          Gross amount realized with respect to Liquidated Receivables               $398,570.57

                          Less: (i) reasonable expenses incurred by Servicer in connection with the collection of such Liquidated Receivables and the repossession and disposition of the related Financed Vehicles and (ii) amounts required to be refunded to Obligors on such
                             Liquidated Receivables                                                  ($87,909.36)
                                                                                               ------------------

         Net Liquidation Proceeds                                                                                      $310,661.21

         Allocation of Liquidation Proceeds:
                          Supplemental Servicing Fees                                                      $0.00
                          Amount allocable to interest                                                     $0.00
                          Amount allocable to principal                                                    $0.00
                          Amount allocable to Insurance Add-On Amounts                                     $0.00
                          Amount allocable to Outstanding Monthly Advances (reimbursed
                             to the Servicer prior to deposit in the Collection Account)                   $0.00             $0.00
                                                                                               ------------------  ----------------

         Total Collected Funds                                                                                       $6,981,249.00
                                                                                                                   ================

 VI.     Purchase Amounts Deposited in Collection Account

         Purchase Amounts - Warranty Receivables                                                                             $0.00
                          Amount allocable to interest                                                     $0.00
                          Amount allocable to principal                                                    $0.00
                          Amount allocable to Outstanding Monthly Advances (reimbursed
                             to the Servicer prior to deposit in the Collection Account)                   $0.00

          Purchase Amounts - Administrative Receivables                                                                      $0.00
                          Amount allocable to interest                                                     $0.00
                          Amount allocable to principal                                                    $0.00
                          Amount allocable to Outstanding Monthly Advances (reimbursed
                             to the Servicer prior to deposit in the Collection Account)                   $0.00
                                                                                               ------------------

          Total Purchase Amounts                                                                                             $0.00
                                                                                                                   ================

VII.      Reimbursement of Outstanding Monthly Advances

          Outstanding Monthly Advances                                                                                 $133,477.95

          Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                          Payments received from Obligors                                            ($69,255.09)
                          Liquidation Proceeds                                                             $0.00
                          Purchase Amounts - Warranty Receivables                                          $0.00
                          Purchase Amounts - Administrative Receivables                                    $0.00
                                                                                               ------------------

          Outstanding Monthly Advances to be netted against Monthly
             Advances for the current Monthly Period                                                                   ($69,255.09)

          Outstanding Monthly Advances to be reimbursed out of
             Available Funds on the Distribution Date                                                                  ($69,255.09)

          Remaining Outstanding Monthly Advances                                                                        $64,222.86

          Monthly Advances - current Monthly Period                                                                     $62,013.21
                                                                                                                   ----------------

          Outstanding Monthly Advances - immediately following the Distribution Date                                   $126,236.07
                                                                                                                   ================


                                 Page 4 (1997-A)

VIII.  Calculation of Interest and Principal Payments

       A. Calculation of Principal Distribution Amount

              Payments received allocable to principal                                                                $5,466,330.60
              Aggregate of Principal Balances as of the Accounting Date of all
                 Receivables that became Liquidated Receivables
                 during the Monthly Period                                                                            $1,172,331.16
              Purchase Amounts - Warranty Receivables allocable to principal                                                  $0.00
              Purchase Amounts - Administrative Receivables allocable to principal                                            $0.00
              Amounts withdrawn from the Pre-Funding Account                                                                  $0.00
              Cram Down Losses                                                                                                $0.00
                                                                                                                   -----------------

              Principal Distribution Amount                                                                           $6,638,661.76
                                                                                                                   =================

       B. Calculation of Class A-1 Interest Distributable Amount

              Class A-1 Monthly Interest Distributable Amount:

              Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
                 of principal to Class A-1 Noteholders on such Distribution Date)                         $0.00

              Multiplied by the Class A-1 Interest Rate                                                   5.500%

              Multiplied by actual days in the period or in the case of the first
              Distribution Date, by 25/360                                                           0.08611111               $0.00
                                                                                            --------------------

              Plus any unpaid Class A-1 Interest Carryover Shortfall                                                          $0.00
                                                                                                                   -----------------

              Class A-1 Interest Distributable Amount                                                                         $0.00
                                                                                                                   =================

       C. Calculation of Class A-2 Interest Distributable Amount

              Class A-2 Monthly Interest Distributable Amount:

              Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
                 of principal to Class A-2 Noteholders on such Distribution Date)                         $0.00

              Multiplied by the Class A-2 Interest Rate                                                   6.125%

              Multiplied by 1/12 or in the case of the first Distribution Date, by 25/360            0.08333333               $0.00
                                                                                            --------------------

              Plus any unpaid Class A-2 Interest Carryover Shortfall                                                          $0.00
                                                                                                                   -----------------

              Class A-2 Interest Distributable Amount                                                                         $0.00
                                                                                                                   =================

       D. Calculation of Class A-3 Interest Distributable Amount

              Class A-3 Monthly Interest Distributable Amount:

              Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
                 of principal to Class A-3 Noteholders on such Distribution Date)                         $0.00

              Multiplied by the Class A-3 Interest Rate                                                   6.400%

              Multiplied by 1/12 or in the case of the first Distribution Date, by 25/360            0.08333333               $0.00
                                                                                            --------------------

              Plus any unpaid Class A-3 Interest Carryover Shortfall                                                          $0.00
                                                                                                                   -----------------

              Class A-3 Interest Distributable Amount                                                                         $0.00
                                                                                                                   =================

       E. Calculation of Class A-4 Interest Distributable Amount

              Class A-4 Monthly Interest Distributable Amount:

              Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
                 of principal to Class A-4 Noteholders on such Distribution Date)                $10,195,953.51

              Multiplied by the Class A-4 Interest Rate                                                   6.625%

              Multiplied by 1/12 or in the case of the first Distribution Date, by 25/360            0.08333333          $56,290.16
                                                                                            --------------------

              Plus any unpaid Class A-4 Interest Carryover Shortfall                                                          $0.00
                                                                                                                   -----------------

              Class A-4 Interest Distributable Amount                                                                    $56,290.16
                                                                                                                   =================


                                 Page 5 (1997-A)

       F. Calculation of Class A-5 Interest Distributable Amount

              Class A-5 Monthly Interest Distributable Amount:

              Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
                 of principal to Class A-5 Noteholders on such Distribution Date)                $83,170,000.00

              Multiplied by the Class A-5 Interest Rate                                                  6.800%

              Multiplied by 1/12 or in the case of the first Distribution Date, by 25/360            0.08333333         $471,296.67
                                                                                                ----------------

              Plus any unpaid Class A-5 Interest Carryover Shortfall                                                          $0.00
                                                                                                                   -----------------

              Class A-5 Interest Distributable Amount                                                                   $471,296.67
                                                                                                                   =================


       H. Calculation of Noteholders' Interest Distributable Amount

              Class A-1 Interest Distributable Amount                                                     $0.00
              Class A-2 Interest Distributable Amount                                                     $0.00
              Class A-3 Interest Distributable Amount                                                     $0.00
              Class A-4 Interest Distributable Amount                                                $56,290.16
              Class A-5 Interest Distributable Amount                                               $471,296.67

              Noteholders' Interest Distributable Amount                                                                $527,586.83
                                                                                                                   =================

       I. Calculation of Noteholders' Principal Distributable Amount:

              Noteholders' Monthly Principal Distributable Amount:

              Principal Distribution Amount                                                       $6,638,661.76

              Multiplied by Noteholders' Percentage ((i) for each Distribution
                 Date before the principal balance of the Class A-1 Notes is reduced to zero, 100%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 100% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal Distribution Amount, the initial principal
                 balance of the Class A-2 Notes over the Aggregate Principal
                 Balance (plus any funds remaining on deposit in the Pre-Funding
                 Account) as of the Accounting Date for the preceding
                 Distribution Date minus that portion of the Principal
                 Distribution Amount applied to retire the Class A-1 Notes and
                 (iii) for each Distribution Date thereafter, outstanding
                 principal balance of the Class A-2 Notes on the Determination
                 Date over the Aggregate Principal Balance (plus any funds
                 remaining on deposit in the Pre-Funding Account) as of the
                 Accounting Date for the preceding Distribution Date)                                     88.81%      $5,896,082.14
                                                                                                ----------------

              Unpaid Noteholders' Principal Carryover Shortfall                                                               $0.00
                                                                                                                   -----------------

              Noteholders' Principal Distributable Amount                                                             $5,896,082.14
                                                                                                                   =================

       J. Application of Noteholders' Principal Distribution Amount:

              Amount of Noteholders' Principal Distributable Amount payable to Class A-1
              Notes (equal to entire Noteholders' Principal Distributable Amount until
              the principal balance of the Class A-1 Notes is reduced to zero)                                                $0.00
                                                                                                                   =================

              Amount of Noteholders' Principal Distributable Amount payable to Class A-2
              Notes (no portion of the Noteholders' Principal Distributable Amount is
              payable to the Class A-2 Notes until the principal balance of the Class
              A-1 Notes has been reduced to zero; thereafter, equal to the entire Noteholders'
              Principal Distributable Amount)                                                                         $5,896,082.14
                                                                                                                   =================


                                 Page 6 (1997-A)

      K. Calculation of Certificate Holders Interest Distributable Amount

             Certificate Holders Monthly Interest Distributable Amount:

             Certificate Balance (as of the close of business
                on the preceding Distribution Date)                                           $11,758,936.23

             Multiplied by the Certificate Pass-Through Rate                                           6.650%

             Multiplied by 1/12 or in the case of the first Distribution Date, by 25/360          0.08333333            $65,164.10
                                                                                            -----------------

             Plus any unpaid Certificate Interest Carryover Shortfall                                                        $0.00
                                                                                                                  -----------------

             Certificate Holders Interest Distributable Amount                                                          $65,164.10
                                                                                                                  =================

      L. Calculation of Certificate Principal Distributable Amount:

             Certificate Holders Monthly Principal Distributable Amount:

             Principal Distribution Amount                                                     $6,638,661.76

             Multiplied by Certificateholders' Percentage ((i) for each
                Distribution Date before the principal balance of the Class A-1
                Notes is reduced to zero, 0%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 0% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the
                Principal Distribution Amount, 100% minus the Noteholders'
                Percentage (computed after giving effect to the retirement of the Class A-1 Notes) and (iii) for each Distribution Date
                thereafter, 100% minus Noteholders' Percentage)                                        11.19%          $742,579.62
                                                                                            -----------------

             Unpaid Certificate Holders Principal Carryover Shortfall                                                        $0.00
                                                                                                                  -----------------

             Certificate Holders Principal Distributable Amount                                                        $742,579.62
                                                                                                                  =================

     IX.     Pre-Funding Account

             A. Withdrawals from Pre-Funding Account:

             Amount on deposit in the Pre-Funding Account as of the preceding
                Distribution Date or, in the case of the first Distribution
                Date, as of the Closing Date                                                                                 $0.00
                                                                                                                  -----------------
                                                                                                                             $0.00
                                                                                                                  =================

             Less: withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a
                Subsequent Transfer Date (an amount equal to (a) $0 (the
                aggregate Principal Balance of Subsequent Receivables
                transferred to the Trust) plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded Amount after giving effect to transfer of Subsequent Receivables over (ii)
                $0))                                                                                                         $0.00

             Less: any amounts remaining on deposit in the Pre-Funding Account in the case of the May 1997 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been
                Pre-Funding Account has been reduced to $100,000 or less as of
                the Distribution Date (see B below)                                                                          $0.00
                                                                                                                  -----------------

             Amount remaining on deposit in the Pre-Funding Account after
                Distribution Date
                          Pre-Funded Amount                                                            $0.00
                                                                                            -----------------
                                                                                                                             $0.00
                                                                                                                  =================


                                 Page 7 (1997-A)

      IX.   Pre-Funding Account (cont.)

            B. Distributions to Noteholders and Certificateholders from certain withdrawals from the Pre-Funding Account:

            Amount withdrawn from the Pre-Funding Account as a result of the
               Pre-Funded Amount not being reduced to zero on the Distribution
               Date on or immediately preceding the end of the Funding Period
               (May 1997 Distribution Date) or the Pre-Funded Amount being
               reduced to $100,000 or less on any Distribution Date                                           $0.00

            Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current Certificate
               Balance) of the Pre-Funded Amount as of the Distribution Date)                                 $0.00

            Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current Certificate
               Balance) of the Pre-Funded Amount as of the Distribution Date)                                 $0.00

            Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current Certificate
               Balance) of the Pre-Funded Amount as of the Distribution Date)                                 $0.00

            Class A-4 Prepayment Amount (equal to the Class A-4 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current Certificate
               Balance) of the Pre-Funded Amount as of the Distribution Date)                                 $0.00

            Class A-5 Prepayment Amount (equal to the Class A-5 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current Certificate
               Balance) of the Pre-Funded Amount as of the Distribution Date)                                 $0.00

            Certificate Prepayment Amount (equal to the Certificateholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current Certificate
               Balance) of the Pre-Funded Amount as of the Distribution Date)                                 $0.00

            C.  Prepayment Premiums:

            Class A-1 Prepayment Premium                                                                      $0.00
            Class A-2 Prepayment Premium                                                                      $0.00
            Class A-3 Prepayment Premium                                                                      $0.00
            Class A-4 Prepayment Premium                                                                      $0.00
            Class A-5 Prepayment Premium                                                                      $0.00

            Certificate Prepayment Premium                                                                    $0.00


                                 Page 8 (1997-A)

    X.      Reserve Account

            Requisite Reserve Amount:

            Portion of Requisite Reserve Amount calculated with respect to Class
               A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes,
               Class A-5 Notes, and Certificates:

                         Product of (x) 6.34% (weighted average interest of Class A-1 Interest Rate,
                         Class A-2 Interest Rate, Class A-3 Interest Rate, Class A-4 Interest Rate,
                         Class A-5 Interest Rate and Certificate Interest Rate (based on the outstanding
                         Class A-1, Class A-2 Class A-3, Class A-4, and Class A-5 principal balance and the Certificate Balance), divided by 360, (y) $0.00 (the Pre-Funded Amount on such Distribution Date) and (z) 0 (the number of days until the May 1997
                         Distribution Date))                                                                                  $0.00

                         Less the product of (x) 2.5% divided by 360, (y) $0.00 (the Pre-Funded Amount on such Distribution Date) and (z) 0 (the number of days until the April 1997
                         Distribution Date)                                                                                  ($0.00)
                                                                                                                   -----------------

            Requisite Reserve Amount                                                                                         ($0.00)
                                                                                                                   =================

            Amount on deposit in the Reserve Account (other than the Class A-1
               Holdback Subaccount) as of the preceding Distribution Date or, in
               the case of the first Distribution Date, as of the Closing Date                                                $0.00

            Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Class A-1
               Holdback Subaccount) (which excess is to be deposited by the
               Indenture Trustee in the Reserve Account from amounts withdrawn from the Pre-Funding Account in respect of transfers of
               Subsequent Receivables)                                                                                        $0.00

            Less: the excess, if any, of the amount on deposit in the Reserve
               Account (other than the Class A-1 Holdback Subaccount) over the
               Requisite Reserve Amount (and amount withdrawn from the Reserve
               Account to cover the excess, if any, of total amounts payable over Available Funds, which excess is to be transferred by the
               Indenture Trustee to or upon the order of the General Partners from amounts withdrawn from the Pre-Funding Account in respect of
               transfers of Subsequent Receivables)                                                                     $320,753.37

            Less: withdrawals from the Reserve Account (other than the Class A-1
               Holdback Subaccount) to cover the excess, if any, of total amount
               payable over Available Funds (see IV above)                                                             ($320,753.37)
                                                                                                                   -----------------

            Amount remaining on deposit in the Reserve Account (other than the
               Class A-1 Holdback Subaccount) after the Distribution Date                                                     $0.00
                                                                                                                   =================

   XI.      Class A-1 Holdback Subaccount:

            Class A-1 Holdback Amount:

            Class A-1 Holdback Amount as of preceding Distribution Date or the
               Closing Date, as applicable,                                                                                   $0.00

            Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement) is greater than $0
               (the Original Pool Balance after giving effect to the transfer of
               Subsequent Receivables on the Distribution Date or on a
               Subsequent Transfer Date preceding the Distribution Date))                                                     $0.00

            Less withdrawal, if any, of amount from the Class A-1 Holdback
               Subaccount to cover a Class A-1 Maturity Shortfall (see IV above)                                              $0.00

            Less withdrawal, if any, of amount remaining in the Class A-1
               Holdback Subaccount on the Class A-1 Final Scheduled Maturity
               Date after giving effect to any payment out of the Class A-1
               Holdback Subaccount to cover a Class A-1 Maturity Shortfall
               (amount of withdrawal to be released by the Indenture Trustee to
               the General Partners)                                                                                          $0.00
                                                                                                                   -----------------

            Class A-1 Holdback Subaccount immediately following the Distribution Date                                         $0.00
                                                                                                                   =================


                                 Page 9 (1997-A)

XII.  Calculation of Servicing Fees

      Aggregate Principal Balance as of the first day of the
        Monthly Period                                                   $105,124,889.74
      Multiplied by Basic Servicing Fee Rate                                        1.00%
      Multiplied by Months per year                                             0.083333%
                                                                       ------------------

      Basic Servicing Fee                                                                            $87,604.07

      Less: Backup Servicer Fees (annual rate of 1 bp)                                                    $0.00

      Supplemental Servicing Fees                                                                         $0.00
                                                                                             -------------------

      Total of Basic Servicing Fees and Supplemental Servicing Fees                                                      $87,604.07
                                                                                                                   =================

XIII. Information for Preparation of Statements to Noteholders

      a.          Aggregate principal balance of the Notes as of first day of Monthly Period
                               Class A-1 Notes                                                                                $0.00
                               Class A-2 Notes                                                                                $0.00
                               Class A-3 Notes                                                                                $0.00
                               Class A-4 Notes                                                                       $10,195,953.51
                               Class A-5 Notes                                                                       $83,170,000.00

      b.          Amount distributed to Noteholders allocable to principal
                               Class A-1 Notes                                                                                $0.00
                               Class A-2 Notes                                                                                $0.00
                               Class A-3 Notes                                                                                $0.00
                               Class A-4 Notes                                                                        $5,896,082.14
                               Class A-5 Notes                                                                                $0.00

      c.          Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                               Class A-1 Notes                                                                                $0.00
                               Class A-2 Notes                                                                                $0.00
                               Class A-3 Notes                                                                                $0.00
                               Class A-4 Notes                                                                        $4,299,871.37
                               Class A-5 Notes                                                                       $83,170,000.00

      d.          Interest distributed to Noteholders
                               Class A-1 Notes                                                                                $0.00
                               Class A-2 Notes                                                                                $0.00
                               Class A-3 Notes                                                                                $0.00
                               Class A-4 Notes                                                                           $56,290.16
                               Class A-5 Notes                                                                          $471,296.67

      e.          Remaining Certificate Balance                                                                      $11,016,356.61

      f.          1.  Class A-1 Interest Carryover Shortfall, if any (and change in amount
                      from preceding statement)                                                                               $0.00
                  2.  Class A-2 Interest Carryover Shortfall, if any (and change in amount
                      from preceding statement)                                                                               $0.00
                  3.  Class A-3 Interest Carryover Shortfall, if any (and change in amount
                      from preceding statement)                                                                               $0.00
                  4.  Class A-4 Interest Carryover Shortfall, if any (and change in amount
                      from preceding statement)                                                                               $0.00
                  5.  Class A-5 Interest Carryover Shortfall, if any (and change in amount
                      from preceding statement)                                                                               $0.00
                  7.  Certificate Interest Carryover Shortfall, if any (and change in amount
                      from preceding statement)                                                                               $0.00
                  8.  Certificate Principal Carryover Shortfall, if any (and change in amount
                      from preceding statement)                                                                               $0.00


                                Page 10 (1997-A)

XIV.     Information for Preparation of Statements to Noteholders (continued)
          g.          Amount distributed payable out of amounts withdrawn from
                         or pursuant to:
                      1.  Reserve Account                                                          $320,753.37
                      2.  Spread Account Class A-1 Holdback Subaccount                                   $0.00
                      3.  Claim on the Note Policy                                                       $0.00

          h.          Remaining Pre-Funded Amount                                                                           $0.00

          i.          Remaining Reserve Amount                                                                              $0.00

          j.          Amount on deposit on Class A-1 Holdback Subaccount                                                    $0.00

          k.          Prepayment amounts
                                        Class A-1 Prepayment Amount                                                         $0.00
                                        Class A-2 Prepayment Amount                                                         $0.00
                                        Class A-3 Prepayment Amount                                                         $0.00
                                        Class A-4 Prepayment Amount                                                         $0.00
                                        Class A-5 Prepayment Amount                                                         $0.00

          l.          Prepayment Premiums

                                        Class A-1 Prepayment Premium                                                        $0.00
                                        Class A-2 Prepayment Premium                                                        $0.00
                                        Class A-3 Prepayment Premium                                                        $0.00
                                        Class A-4 Prepayment Premium                                                        $0.00
                                        Class A-5 Prepayment Premium                                                        $0.00

          m.          Total of Basic Servicing Fee, Supplemental Servicing Fees
                         and other fees, if any, paid by the Trustee on behalf of
                         the Trust                                                                                     $87,604.07

          n.          Note Pool Factors (after giving effect to distributions on the Distribution Date)

                                        Class A-1 Notes                                                                0.00000000
                                        Class A-2 Notes                                                                0.00000000
                                        Class A-3 Notes                                                                0.00000000
                                        Class A-4 Notes                                                                0.02600781
                                        Class A-5 Notes                                                                1.00000000

 XV.      Information for Preparation of Statements to Certificateholders

          a.          Aggregate Certificate Balance as of first day of Monthly
                         Period                                                                                    $11,758,936.23

          b.          Amount distributed to Certificateholders allocable to
                         principal                                                                                    $742,579.62

          c.          Aggregate Certificate Balance (after giving effect to
                         distributions on the Distribution Date)                                                   $11,016,356.61

          d.          Interest distributed to Certificateholders                                                       $65,164.10

          e.          Remaining Certificate Balance                                                                $11,016,356.61

          f.          Aggregate principal balance of the Notes (after giving
                         effect to distributions on the Distribution Date)
                                        Class A-1 Notes                                                                     $0.00
                                        Class A-2 Notes                                                                     $0.00
                                        Class A-3 Notes                                                                     $0.00
                                        Class A-4 Notes                                                             $4,299,871.37
                                        Class A-5 Notes                                                            $83,170,000.00

          g.           1.  Class A-1 Interest Carryover Shortfall, if any,
                           (and change in amount from preceding statement)                                                  $0.00
                       2.  Class A-2 Interest Carryover Shortfall, if any,
                           (and change in amount from preceding statement)                                                  $0.00
                       3.  Class A-3 Interest Carryover Shortfall, if any,
                           (and change in amount from preceding statement)                                                  $0.00
                       4.  Class A-4 Interest Carryover Shortfall, if any,
                           (and change in amount from preceding statement)                                                  $0.00
                       5.  Class A-5 Interest Carryover Shortfall, if any,
                           (and change in amount from preceding statement)                                                  $0.00
                       7.  Certificate Interest Carryover Shortfall, if any,
                           (and change in amount from preceding statement)                                                  $0.00
                       8.  Certificate Principal Carryover Shortfall, if any,
                           (and change in amount from preceding statement)                                                  $0.00

          h.           Amount distributed payable out of amounts withdrawn from or pursuant to:
                       1.  Reserve Account                                                         $320,753.37
                       2.  Spread Account                                                                $0.00
                       3.  Claim on the Certificate Policy                                               $0.00

          i.           Remaining Pre-Funded Amount                                                                          $0.00

          j.           Remaining Reserve Amount                                                                             $0.00

          k.           Certificate Prepayment Amount                                                                        $0.00

          l.           Certificate Prepayment Premium                                                                       $0.00

          m.           Total of Basic Servicing Fee, Supplemental Servicing
                          Fees and other fees, if any, paid by the Trustee
                          on behalf of the Trust                                                                       $87,604.07

          n.           Certificate Pool Factor (after giving effect to
                          distributions on the Distribution Date)                                                      0.14214654


                                Page 11 (1997-A)

      XVI.      Pool Balance and Aggregate Principal Balance

                             Original Pool Balance at beginning of Monthly Period                                   $774,999,994.84
                             Subsequent Receivables                                                                           $0.00
                                                                                                                   -----------------
                             Original Pool Balance at end of Monthly Period                                         $774,999,994.84
                                                                                                                   =================

                             Aggregate Principal Balance as of preceding Accounting Date                             105,124,889.74
                             Aggregate Principal Balance as of current Accounting Date                               $98,486,227.98

                Monthly Period Liquidated Receivables               Monthly Period Administrative Receivables

                             Loan #        Amount                                 Loan #              Amount
                             ------        ------                                 ------              ------
               see attached listing    $1,172,331.16                see attached listing                 --
                                               $0.00                                                  $0.00
                                               $0.00                                                  $0.00
                                               $0.00                                                  $0.00
                                      ---------------                                                -------
                                       $1,172,331.16                                                  $0.00
                                      ===============                                                =======

      XVIII.    Delinquency Ratio

                Sum of Principal Balances (as of the Accounting Date) of all
                     Receivables delinquent more than 30 days with respect to
                     all or any portion of a Scheduled Payment as of the
                     Accounting Date                                                              $5,908,366.83

                Aggregate Principal Balance as of the Accounting Date                            $98,486,227.98
                                                                                             -------------------

                Delinquency Ratio                                                                                       5.99918075%
                                                                                                                      =============

      IN WITNESS WHEREOF, I, Cheryl K. Debaro, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                      ARCADIA FINANCIAL LTD.

                                      By:
                                         ---------------------------------------
                                      Name: Cheryl K. Debaro
                                           -------------------------------------
                                      Title: Vice President / Securitization
                                            ------------------------------------


                                Page 12 (1997-A)